UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) March 29, 2012

SONOSITE, INC.

(Exact Name of the Registrant as Specified in its Charter)

Washington	0-23791	91-1405022
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21919 30th Drive S.E. Bothell, WA	98021-3904
(Address of Principal Executive Offices)	(Zip Code)

(Registrant’s Telephone Number, including Area Code) (425) 951-1200

None

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On March 29, 2012, SonoSite, Inc., a Washington corporation (the “Company”), completed its merger (the “Merger”) with Salmon Acquisition Corporation, a Delaware corporation (“Purchaser”) and an indirect wholly-owned subsidiary of FUJIFILM Holdings Corporation, a Japanese corporation (“FUJI”), with the Company as the surviving corporation (the “Surviving Corporation”), pursuant to the terms and conditions of that certain Agreement and Plan of Merger, dated as of December 15, 2011, among the Company, Purchaser and FUJI (the “Merger Agreement”). As a result of the Merger and pursuant to the terms of the Merger Agreement, each outstanding share of the Company’s common stock, $0.01 par value per share (the “Shares”) (other than Shares owned by Purchaser or FUJI, Shares owned by the Company and Shares held by shareholders who properly exercise their dissenters’ rights pursuant to and in compliance with the Washington Business Corporation Act) was converted into the right to receive $54.00 per share, in cash, without interest and less any required withholding taxes (the “Merger Consideration”). A copy of the press release announcing the consummation of the Merger is attached as Exhibit 99.1 to this current report and is incorporated herein by reference.

Item 1.01.	Entry into a Material Definitive Agreement.

On March 29, 2012, the Company entered into a Second Supplemental Indenture with Wells Fargo Bank, National Association, as trustee (the “Second Supplemental Indenture”). Pursuant to the Second Supplemental Indenture, the Company’s 3.75% Convertible Senior Notes Due 2014 (the “Notes”) issued pursuant to an Indenture dated as of July 16, 2007, as amended by a First Supplemental Indenture dated as of July 16, 2007 (the “Indenture”), shall be convertible into the Merger Consideration receivable by a holder of that number of Shares as would have been issuable upon conversion of such Notes immediately prior to the Merger. A copy of the Second Supplemental Indenture is attached as Exhibit 4.1 to this current report and is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As a result of the Merger, the Company no longer fulfills the numerical listing requirements of The Nasdaq Global Select Market (“Nasdaq”). Accordingly, on March 29, 2012, at the Company’s request, Nasdaq filed with the U.S. Securities and Exchange Commission (the “SEC”) a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on Form 25, thereby effecting the delisting of the Shares from Nasdaq. Trading of the Shares on Nasdaq will be suspended as of the close of trading on March 29, 2012. The Company intends to file with the SEC a Form 15 under the Exchange Act, requesting the deregistration of the Shares and the Notes and the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03.	Material Modification to Rights of Security Holders.

As a result of the Merger, the Company’s shareholders immediately prior to the Merger ceased to have any rights as shareholders in the Company (other than their right to receive the Merger Consideration) and accordingly no longer have any interest in the Company’s future earnings or growth.

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Agreements of Certain Officers.

As a result of the Merger, the directors of Purchaser became the directors of the Surviving Corporation and the officers of the Company became the officers of the Surviving Corporation. As of March 29, 2012, the board of directors of the Surviving Corporation is comprised of: Kevin M. Goodwin, Kouichi Tamai, Hideaki Sato, Ryutaro Hosoda and Naohiro Fujitani. As of March 29, 2012, the executive officers of the Surviving Corporation include: Kevin M. Goodwin, President and Chief Executive Officer, Anil Amlani, Chief Financial Officer, John W. Sparacio, Chief Operating Officer,

James M. Gilmore, Senior Vice President, Product Innovation and Delivery, Diku Mandavia, M.D., Senior Vice President, Chief Medical Officer.

The other information required by Item 5.02 of this current report is contained in the Company’s annual report on Form 10-K filed with the SEC on March 15, 2012, and such information is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change of Fiscal Year.

Upon the consummation of the Merger, the Company’s articles of incorporation were amended and restated as set forth in Exhibit A to Annex 2 to the Information Statement filed by the Company with the SEC on March 7, 2012. Also, upon the consummation of the Merger, the bylaws of the Company were amended and restated in their entirety to be identical to the bylaws of Purchaser as in effect immediately prior to the consummation of the Merger, except that the name of the Surviving Corporation set forth therein is “SonoSite, Inc.” Copies of the amended and restated Articles of Incorporation and bylaws of the Company are filed as Exhibits 3.1 and 3.2 to this current report and are incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

At the special meeting of the shareholders of the Company (the “Special Meeting”) held on March 29, 2012, of the 14,117,149 Shares outstanding and entitled to vote as of the March 6, 2012 record date for the Special Meeting, a total of 12,697,279 Shares were represented in person or by proxy at the Special Meeting, which constituted a quorum.

Set forth below is the proposal on which the Company’s shareholders voted at the Special Meeting and the voting results for such proposal.

A proposal to approve the Merger Agreement and the plan of merger to effect the Merger:

Votes For	Votes Against	Abstentions
12,697,279	0	0

This proposal was approved.

A copy of the press release announcing the voting results of the Special Meeting is attached as Exhibit 99.1 to this current report and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Amended and Restated Articles of Incorporation of the Company.

3.2	Amended and Restated Bylaws of the Company.

4.1	Second Supplemental Indenture, dated as of March 29, 2012, by and between Wells Fargo Bank, National Association, as trustee, and the Company.

99.1	Press Release issued by FUJIFILM Holdings Corporation dated March 29, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 29, 2012	SONOSITE, INC.

	By:	/s/ KEVIN M. GOODWIN
Kevin M. Goodwin
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated Articles of Incorporation of the Company.

3.2	Amended and Restated Bylaws of the Company.

4.1	Second Supplemental Indenture, dated as of March 29, 2012, by and between Wells Fargo Bank, National Association, as trustee, and the Company.

99.1	Press Release issued by FUJIFILM Holdings Corporation dated March 29, 2012.